Exhibit 99.3

                                                                Execution Copy

                       RECONSTITUTED SERVICING AGREEMENT


      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), dated as of February 27, 2007, between Mortgage Asset Securitization Transactions, Inc. (the "Depositor"), and Taylor, Bean & Whitaker Mortgage Corp. (the "Company" or the "Servicer"):

      For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the promises and mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. The Company warrants and represents to, and covenants with, the Depositor as of the date hereof:

            (a) The Company hereby restates as of the date hereof for the benefit of the Depositor and the Trustee (as defined below), each of the representations and warranties in Subsections 7.01 and 7.02 of the Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007 (the "Servicing Agreement") with the same effect under such Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency of the Mortgage Loans or condition of the Mortgaged Property (as defined in the Servicing Agreement), the Company restates such representations and warranties as of the Closing Date (as defined in the Servicing Agreement);

            (b) The Company hereby acknowledges and agrees that the remedies available to the Depositor and the Trustee in connection with any breach of the representations and warranties made by the Company set forth in this Agreement shall be as set forth in Section 7.03 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein);

            (c) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under this Agreement;

            (d) The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and has full power and authority to perform its obligations under this Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Depositor, will constitute the valid and


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      legally binding obligation of the Company, enforceable against the
      Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            (e) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

            (f) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement. The Company is solvent; and

            (g) If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, the Company shall take all actions as are necessary to cause TBW Mortgage-Backed Trust 2007-1 to be shown as the owner of the related Mortgage Loan on the record of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgage maintained by MERS.

Recognition by the Company of the Trustee and the Trust Administrator

      2. The Company hereby recognizes that the Mortgage Loans will be transferred by the Depositor to The Bank of New York, as Trustee for the holders of TBW Mortgage-Backed Trust 2007-1, TBW Mortgage-Backed Pass-Through Certificates, Series 2007-1 (including its successors in interest and any successor trustee under the Pooling Agreement defined below, the "Trustee") in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling Agreement"), among the Depositor, the Trustee, UBS Real Estate Securities Inc., as transferor and Wells Fargo Bank, N.A., as master servicer and trust administrator (the "Master Servicer"). From and after the date hereof, the Company acknowledges and agrees that (A) the Trustee will be the owner of the Mortgage Loans on behalf of TBW Mortgage-Backed Trust 2007-1 (the "Trust"), and Wells Fargo Bank, N.A., will be the Master Servicer and Trust Administrator of the Mortgage Loans, (B) the Company shall look solely to the Trustee and the Trust Administrator, on behalf of the Trust, for performance of any obligations of the Depositor insofar as they relate to the Mortgage Loans and (C) the Mortgage Loans will be part of a "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code ("REMIC"), and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code, and the tax on "net


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income from foreclosure property" as set forth in Section 860G(c) of the
Code). It is the intention of the Company and the Depositor that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Depositor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Trustee and the Trust Administrator.

Modification of the Servicing Agreement

      3. Only insofar as it relates to the Mortgage Loans, the parties hereto hereby amend the Servicing Agreement as follows:

                  (i) The following paragraph is added immediately following the last paragraph of Section 11.04:

                  "Custodial Accounts shall be Eligible Accounts and funds on deposit in the Custodial Account shall only be invested in Permitted Investments."

                  (ii) The definition of "Eligible Account" is hereby deleted in its entirety and replaced by the following:

            Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have either (a) a rating of at least "A-2" by S&P at the time any amounts are held on deposit therein, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement (provided, that if such rating falls below "A-2" by S&P, funds in such account shall immediately be transferred to an otherwise Eligible Account) or (b) the highest short term ratings of each Rating Agency at the time any amounts are held on deposit therein, if the amounts on deposit are to be held in the account for more than 30 days or are intended to be used as credit enhancement, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trust Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, (iii) a non interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency or (iv) a non-interest bearing account or accounts maintained with Colonial Bank, N.A., titled as "Taylor, Bean & Whitaker Mortgage Corp., in Trust for The Bank of New York, as Trustee for TBW Mortgage-


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      Backed Trust, Series 2007-1"; provided that amounts held in such account are wired to Wells Fargo Bank, N.A. by no later than noon (Eastern Time) on the first Business Day and the 15th day (or if the 15th is not a Business Day, the last Business Day prior to the 15th) of each calendar month during which Colonial Bank, N.A. maintains such account. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

                  (iii) The definition of "Escrow Account" is hereby deleted in its entirety and replaced by the following:

            Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement, each of which shall be an Eligible Account, and each of which shall be entitled "Taylor, Bean & Whitaker Mortgage Corp., in Trust for The Bank of New York, as Trustee for TBW Mortgage-Backed Trust, Series 2007-1", established and maintained at Colonial Bank, N.A. as of the Closing Date, and to be transferred periodically to Wells Fargo Bank, N.A., in its capacity as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, as provided in subparagraph (iv) of the definition of "Eligible Account", or at any other financial institution acceptable to the Purchaser.

                  (iv) The following definition is added to Section 1 of the
            Servicing Agreement immediately following the definition of "Periodic Rate Cap":

            Permitted Investments: At any time, any one or more of the following obligations and securities:

            (a) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

            (c) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

            (d) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;


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


            (e) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

            (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

            (g) repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

            (h) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

            (i) units of a taxable money market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

            (j) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

            (k) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

      provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Notices


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      4. All demands, notices and communications related to the Mortgage Loans and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

            In the case of the Depositor,

                  Mortgage Asset Securitization Transactions, Inc. 1285 Avenue of the Americas
                  New York, New York 10019
                  Attention:  Legal Department

            In the case of the Company,

                  Taylor, Bean & Whitaker Mortgage Corp.
                  101 NE 2nd Street
                  Ocala, Florida  34470
                  Attn:  Chief Executive Officer

                  With a copy to:

                  Jeffery W. Cavender, Esq.
                  General Counsel
                  1690 Stone Village Lane, No. 102
                  Kennesaw, Georgia  30152

Miscellaneous

      5. Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA #121-000-248, for credit to SAS Clearing;
Account: 3970771416, for further credit to account #50994100 TBW 2007-1. Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland, 21045-1951, attn: Client Manager, TBW 2007-1.

      6. Each party will pay any commissions it has incurred and the Depositor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

      7. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      8. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee.


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      9. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee. Any entity into which Depositor or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Depositor or Company, respectively, hereunder.

      10. Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Depositor to the Trustee.

      11. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      12. In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.


                           [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.





                                       MORTGAGE ASSET SECURITIZATION
                                          TRANSACTIONS, INC.


                                       By: /s/ Paul Scialaba
                                          ----------------------------
                                          Name: Paul Scialaba
                                          Title: Executive Director


                                       By: /s/ Steve Warjanka
                                          ----------------------------
                                          Name: Steve Warjanka
                                          Title: Director


                                       TAYLOR, BEAN AND WHITAKER
                                          MORTGAGE CORP.


                                       By: /s/ Paul Allen
                                          ----------------------------
                                          Name: Paul Allen
                                          Title: CEO


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                                   Exhibit A
                                   ---------
                                Mortgage Loans


              As delivered to the Custodian on the Closing Date


                                     A-1
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                                   Exhibit B
                                   ---------
                              Servicing Agreement


                                     B-1